UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

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ASTRO-MED, INC
(Exact name of registrant as specified in its charter)

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RHODE ISLAND	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 EAST GREENWICH AVENUE, WEST WARWICK, RHODE ISLAND 02983
(Address of principal executive offices, including Zip Code)

(401) 828-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

  On March 12, 2012, Astro-Med, Inc. (the “Registrant”) announced the following changes in its senior management team, each effective March 9, 2012:

    Michael J. Sullivan has relinquished his position as Vice President and Chief Technology Officer and has assumed the position of Senior Research Fellow.

    Elias G. Deeb has retired from his position as Vice President-Media Products after 32 years of dedicated service.

A copy of the Registrant’s press release regarding the foregoing is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events.

On March 12, 2012, the Registrant announced the following changes in its management team, each effective March 9, 2012:

    Eric E. Pizzuti has been appointed Vice President and General Manager of the Registrant’s QuickLabel Systems business segment.

    Michael J. Natalizia has been appointed Vice President and Chief Technology Officer.

A copy of the Registrant’s press release regarding the foregoing is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                      Exhibit

99.1	Press Release dated March 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date March 12, 2012	By:	/s/ Joseph P. O'Connell
Joseph P. O'Connell
Chief Financial Officer